UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-5161

               DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
               (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        May 31


Date of reporting period:       May 31, 2003

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

      Dreyfus
      New York Tax Exempt
      Intermediate
      Bond Fund

      ANNUAL REPORT May 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Proxy Results

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York
                                                        Tax Exempt Intermediate
                                                                      Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus New York Tax Exempt Intermediate Bond Fund covers the 12-month period from June 1, 2002, through May 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

We have recently seen some signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq wound down quickly, without disrupting oil supplies or major incidents of terrorism. Many stock market indices have posted encouraging gains since the start of 2003, although it is uncertain whether such gains will continue. At the same time, an estimated $350 billion in federal tax cuts were signed into law on May 28, and the evidence to date suggests that any adverse impact on municipal bond yields should be minimal. Indeed, rising state and local taxes may make municipal bonds more valuable for investors seeking tax-exempt income.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs, and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We believe that municipal bonds may benefit as state and local tax rates rise, making tax-exempt yields more attractive compared to taxable yields for many investors. At the same time, because of ongoing fiscal pressures affecting many states and municipalities, diversification remains important. As for stocks, we currently believe that selectivity among individual companies can be a key factor in the equity markets. However, no one can say for certain what direction the markets will take over time. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 16, 2003




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Tax Exempt Intermediate Bond Fund perform relative to its benchmark?

For the 12-month period ended May 31, 2003, the fund achieved a total return of 8.69% . (1) The Lehman Brothers 7-Year Municipal Bond Index, the fund's benchmark, achieved a total return of 10.66% for the same period.(2) In addition, the fund is reported in the Lipper New York Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 8.76%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund's performance was primarily the result of declining interest rates in a struggling economy and heightened demand for municipal bonds as investors sought alternatives to a volatile stock market. The fund produced lower returns than its benchmark, primarily because the Index contains bonds from many states, not just New York, and does not reflect fees and other expenses. The fund's total return was in line with that of its Lipper category average.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. When the fund manager believes that acceptable New York municipal obligations are unavailable for investment, the fund may invest temporarily in municipal obligations that pay income subject to New York state and New York city income taxes, but not federal income tax. The dollar-weighted average maturity of the fund's portfolio ranges between three and ten years. Although the fund currently intends to invest only in investment-grade municipal bonds, or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of its net assets in bonds rated below investment

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

grade ("high-yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond' s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund' s assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager' s changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

During  the  reporting  period  the  fund  was  influenced  both  positively and
negatively   by   economic   factors,   including  falling  interest  rates  and
persistently weak levels of growth in the New York and national economies

The fund's performance benefited when bond yields fell along with short-term interest rates, which declined as the Federal Reserve Board (the "Fed") continued to maintain an accommodative monetary policy designed to stimulate renewed growth. Because bond yields and prices move in opposite directions, the fund enjoyed price appreciation among many of its holdings. This was particularly true in November 2002, when the Fed reduced short-term interest rates by 50 basis points, and again toward the end of the reporting period, when investors began to anticipate a further reduction in short-term interest rates at the Fed's meeting in late June. In addition, the weak economy supported robust investor demand for investment alternatives, such as municipal bonds, which helped keep yields low and prices relatively high.

The faltering economy also produced some negative influences on market conditions. Most notably, economic weakness adversely affected the fiscal condition of some New York issuers when the state's and New York City's tax revenues fell short of projections. The state balanced its fiscal 2003 budget through spending cut-backs and increased borrowing. The state's fiscal 2004 budget, which was passed despite Governor

Pataki's objections, included tax hikes for both New York state and New York City residents. While one of the major credit-rating agencies upgraded its outlook for New York City, another agency downgraded the state's credit rating because of ongoing fiscal concerns.

In this deteriorating fiscal environment, we attempted to diversify the fund's holdings away from uninsured general obligation bonds issued by the state and city. Instead, we favored bonds that are backed by revenues from essential services, such as water and sewer plants, and "lock box" bonds backed by state sales and personal income taxes. What's more, we attempted to upgrade the fund's overall credit profile by increasing its holdings of bonds backed by insurance.(4) We also took advantage of shorter-term trading opportunities in the bonds of certain school districts that were available at what we considered to be attractive prices.

What is the fund's current strategy?

We continue to maintain what we believe to be a relatively conservative investment posture for the fund. When purchasing new securities, we recently have focused on bonds with premium coupons and weightings toward the longer end of the intermediate-term maturity range, where we currently believe values and liquidity characteristics are most attractive, while maintaining a core position in high-income issues which may help to dampen volatility. In our view, these have been prudent strategies in today's low interest-rate environment.

June 16, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

                              Lehman
                Dreyfus       Brothers
               New York        7-Year
              Tax Exempt      Municipal
   PERIOD    Intermediate       Bond
              Bond Fund        Index *

  5/31/93       10,000         10,000
  5/31/94       10,311         10,330
  5/31/95       11,037         11,170
  5/31/96       11,425         11,687
  5/31/97       12,239         12,486
  5/31/98       13,249         13,493
  5/31/99       13,746         14,130
  5/31/00       13,623         14,164
  5/31/01       15,150         15,731
  5/31/02       15,963         16,741
  5/31/03       17,349         18,528


Comparison of change in value of $10,000 investment in Dreyfus New York Tax Exempt Intermediate Bond Fund and the Lehman Brothers 7-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/03

                                1 Year             5 Years          10 Years
--------------------------------------------------------------------------------

FUND                             8.69%              5.54%             5.66%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND ON 5/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH ABOVE TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2003

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.8%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK--92.5%

Buffalo:

   5%, 12/1/2012 (Insured; FGIC)                                                              1,800,000                2,057,814

   5.125%, 12/1/2014 (Insured; FGIC)                                                          2,820,000                3,199,967

Cattaraugus County Industrial Development Agency,

  Civic Facility Revenue

    (Saint Bonaventure University Project):

         5%, Series A, 9/15/2009                                                                745,000                  797,068

         5%, Series B, 9/15/2009                                                              1,055,000                1,128,734

         5%, Series A, 9/15/2010                                                                740,000                  781,477

         5%, Series B, 9/15/2010                                                              1,110,000                1,172,215

         5%, Series A, 9/15/2011                                                                825,000                  861,201

         5%, Series B, 9/15/2011                                                              1,160,000                1,210,901

         5%, 9/15/2012                                                                        1,225,000                1,271,072

Dutchess County Industrial Development Agency,

   IDR (IBM Project) 5.45%, 12/1/2029                                                         7,000,000                7,922,460

Erie County Tobacco Asset Securitization Corp.,

  Tobacco Settlement Revenue:

      5.75%, 7/15/2013                                                                        2,410,000                2,387,057

      5.75%, 7/15/2014                                                                        1,250,000                1,228,275

Franklin Solid Waste Management Authority,

  Solid Waste System Revenue

   6%, 6/1/2005 (Prerefunded 6/1/2003)                                                          940,000  (a)             958,932

Hempstead Town Industrial

  Development Agency, RRR

  (American Refunding Fuel Project)

   5%, 12/1/2010                                                                              5,000,000                5,251,050

Huntington Housing Authority,

  Senior Housing Facility Revenue

   (Gurwin Jewish Senior Residences)
   5.50%, 5/1/2009                                                                            2,095,000                2,102,647

Geneva Industrial Development Agency,

  Civic Facility Revenue

    (Hobart and William Smith Project):

         4.125%, 2/1/2015 (Insured; FGIC)                                                       530,000                  553,855

         4.25%, 2/1/2016 (Insured; FGIC)                                                        550,000                  574,150

Long Island Power Authority,

  Electric System General Revenue:

      5%, 12/1/2005                                                                           2,475,000                2,659,833

      5%, 6/1/2006                                                                            1,135,000                1,230,124

      9.69%, 6/1/2009                                                                         5,000,000  (b,c)         6,820,350

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Metropolitan Transportation Authority:

  Dedicated Tax Fund

      5.25%, 11/15/2012 (Insured; FGIC)                                                       5,000,000                5,805,700

   State Service Contract
      5.25%, 1/1/2011 (Insured; FGIC)                                                         5,000,000                5,785,650

   Transit Revenue:

      5.50%, 11/15/2013 (Insured; AMBAC)                                                      4,220,000                5,088,518

      5.125%, 7/1/2014 (Insured; FSA)
         (Prerefunded 7/1/2012)                                                               3,820,000  (a)           4,484,527

      5.125%, 7/1/2014 (Insured; FSA)
         (Prerefunded 1/1/2012)                                                               1,830,000  (a)           2,132,170

      5.50%, 11/15/2014 (Insured; MBIA)                                                       2,190,000                2,654,718

Nassau County:

   General Improvement 5.10%, 11/1/2011
      (Insured; AMBAC)                                                                        3,725,000                4,208,132

   5.75%, 3/1/2013 (Insured; FSA)                                                             4,955,000                5,757,413

Nassau County Health Care Corp.,

   Health System Revenue 6%, 8/1/2012
   (Insured; FSA)                                                                             4,000,000                4,781,520

Nassau County Interim Finance Authority

  (Sales Tax Secured) 4%, 11/15/2008

   (Insured; MBIA)                                                                            2,000,000                2,183,660

New York City:

   6.25%, 8/1/2009 (Prerefunded 8/1/2004)                                                     2,730,000  (a)           2,935,569

   6.25%, 8/1/2009                                                                              340,000                  362,511

   6.25%, 8/1/2009                                                                              790,000                  897,756

New York City Health and Hospital Corp.,

  Health System Revenue

   5.25%, 2/15/2017                                                                           1,650,000                1,734,892

New York City Housing Authority, Multi-Family Revenue

   5.20%, 7/1/2004 (Insured; AMBAC)                                                           2,275,000                2,351,918

New York City Industrial Development Agency:

  Civic Facility Revenue (College of Aeronautics Project):

      5.10%, 5/1/2008                                                                           500,000                  537,140

      5.25%, 5/1/2010                                                                           555,000                  595,204

      5.30%, 5/1/2011                                                                           585,000                  622,013

   Industrial Development Revenue

      (Field Hotel Associates L.P. JFK Project)

      5.80%, 11/1/2013                                                                        6,275,000  (g)           4,412,015


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Transit Authority,

  Metropolitan Transportation Authority,

  Triborough Bridge and Tunnel Authority, COP

   5.625%, 1/1/2013 (Insured; AMBAC)                                                          2,675,000                3,107,628

New York City Transitional Finance Authority, Revenue

   5.25%, 11/1/2011 (Insured; MBIA)                                                           2,260,000                2,639,092

   9.21%, 5/1/2012                                                                            2,000,000  (b)           2,534,580

   (Future Tax Secured):

      5.25%, 8/1/2011                                                                         2,000,000                2,327,440

      5.25%, 11/15/2013                                                                       3,000,000                3,423,510

      5.375%, 2/15/2014                                                                       6,815,000                7,874,596

      5.75%, 2/15/2014
         (Prerefunded 2/15/2010)                                                              2,115,000  (a)           2,544,007

      5.75%, 2/15/2014                                                                        2,885,000                3,363,391

      5%, 11/15/2015 (Insured; FGIC)                                                          4,000,000                4,442,680

New York Counties Tobacco Trust,

  Tobacco Settlement Pass Thru Bonds:

      5.75%, 6/1/2013                                                                         1,600,000                1,585,024

      5.875%, 6/1/2014                                                                        1,940,000                1,926,051

New York State Dormitory Authority, Revenue:

   5.25%, 5/15/2012                                                                           6,100,000                6,908,738

   (Carmel Richmond Nursing Home)

      5%, 7/1/2015 (LOC; Allied Irish Bank PLC)                                               2,000,000                2,130,000

   (City University):

      5.70%, 7/1/2005                                                                         3,500,000                3,813,985

      5.75%, 7/1/2009 (Insured; FGIC)                                                         8,085,000                9,579,836

      5.75%, 7/1/2013 (Insured; AMBAC)                                                        3,000,000                3,647,700

      5.75%, 7/1/2016 (Insured; FGIC)                                                         2,000,000                2,329,960

   (Department of Health):

      5.50%, 7/1/2005                                                                         1,000,000                1,063,440

      6%, 7/1/2005                                                                            2,500,000                2,733,675

      6%, 7/1/2006                                                                            2,350,000                2,652,891

   (FFT Senior Communities Inc.)

      5.70%, 5/13/2005 (LOC; KBC Bank, N.V.)                                                  2,100,000                2,228,625

   Lease (Court Facilities--Westchester County)

      5%, 8/1/2010                                                                            5,570,000                6,280,008

   (Long Island Jewish Medical Center)

      5.25%, 7/1/2012 (Insured; MBIA)                                                         3,000,000                3,315,720

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenue (continued):

  (Manhattan College):

      5.50%, 7/1/2012                                                                         1,450,000                1,695,427

      5.50%, 7/1/2013                                                                         2,605,000                3,025,734

   (Mental Health Services Facilities)
      6%, 8/15/2006                                                                           3,320,000                3,762,722

   (Municipal Health Facilities Improvement Program)

      5.50%, 1/15/2013                                                                        1,350,000                1,569,929

   (New York University) 5%, 7/1/2008                                                         2,000,000  (d)           2,272,680

   (NYSARC Inc.):

      5%, 7/1/2012 (Insured; FSA)                                                             1,100,000                1,267,662

      5%, 7/1/2013 (Insured; FSA)                                                             1,870,000                2,131,987

   (Park Ridge Housing Inc.) 6.125% 8/1/2015                                                  2,875,000                3,284,630

   (Rivington House):

      4.50%, 11/1/2005                                                                        1,030,000                1,100,297

      4.50%, 11/1/2006                                                                        1,490,000                1,620,494

      5.25%, 11/1/2012                                                                        1,000,000                1,153,940

   (Saint Barnabas)
      5.25%, 8/1/2015 (Insured; AMBAC)                                                        2,135,000                2,435,693

   (School Districts Financing Program)

      5.25%, 4/1/2012 (Insured; MBIA)                                                         5,470,000                6,391,093

   (Schools Program):

      5.25%, 7/1/2010 (Insured; MBIA)                                                         1,670,000                1,921,669

      5.25%, 7/1/2011                                                                         1,435,000                1,609,568

   Secured Hospital (Interfaith Medical Center)

      5.375%, 2/15/2012 (Insured; MBIA)                                                       3,340,000                3,799,651

   State Personal Income Tax:

      (Economic Development and Housing)

         5%, 12/15/2006                                                                       5,505,000                6,150,131

      (Education) 5.375%, 3/15/2017                                                           5,000,000                5,737,750

   (State Service Contract--Albany County):

      5.10%, 4/1/2010                                                                         2,310,000                2,564,192

      5.25%, 4/1/2011                                                                         1,210,000                1,337,522

   (State University Educational Facility):

      5.25%, 5/15/2013 (Insured; FGIC)                                                        2,500,000                2,951,600

      5.75%, 5/15/2015 (Insured; FSA)

         (Prerefunded 5/15/2010)                                                              2,000,000  (a)           2,418,880

New York State Environmental Facilities Corp.:

  PCR

    (State Water Revolving Fund)

         6.35%, 6/15/2006 (Prerefunded 6/15/2004)                                             1,195,000  (a)           1,278,686


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Environmental Facilities Corp. (continued):

  Revenue

    (Personal Income Tax)

         5.375%, 1/1/2015 (Insured; FGIC)                                                     2,000,000                2,335,920

   SWDR

      (Waste Management Project) 4%, 5/1/2004                                                 5,000,000                5,063,550

New York State Housing Finance Agency, Revenue

  (Service Contract Obligation):

      5.25%, 3/15/2011                                                                        3,465,000                3,815,797

      5.875%, 9/15/2014
         (Prerefunded 9/15/2003)                                                                510,000  (a)             527,345

New York State Local Government

  Assistance Corp:

      5%, 4/1/2010                                                                            5,000,000                5,695,900

      5.25%, 4/1/2016 (Insured; MBIA)                                                         1,480,000                1,750,100

New York State Power Authority, Revenue

   5%, 11/15/2017                                                                             3,500,000                3,879,435

New York State Thruway Authority:

  (Highway and Bridge Trust Fund):

      5.25%, 4/1/2014 (Insured; FGIC)                                                         4,425,000                5,023,747

      5.125%, 4/1/2015 (Insured; MBIA)

         (Prerefunded 4/1/2005)                                                               1,865,000  (a)           2,038,874

      5.125%, 4/1/2015 (Insured; MBIA)                                                          635,000                  684,092

      5.75%, 4/1/2016 (Insured; FGIC)                                                         2,000,000                2,335,640

      5.25%, 4/1/2018 (Insured; FSA)                                                          3,500,000                3,929,380

   Service Contract Revenue

      (Local Highway and Bridge)

      5.625%, 4/1/2007                                                                        3,315,000                3,716,612

New York State Urban Development Corp:

  Correctional and Youth Facilities

    Service Contract, Revenue

      5%, 1/1/2011                                                                            5,000,000                5,539,650

   (Onondaga County Convention Project):

      6.25%, 1/1/2007                                                                         1,725,000                1,937,158

      6.25%, 1/1/2008                                                                         1,830,000                2,038,291

      6.25%, 1/1/2009                                                                         1,950,000                2,160,463

      6.25%, 1/1/2010                                                                         2,065,000                2,271,975

   State Personal Income Tax Revenue

      (State Facilities and Equipment)

      5.25%, 3/15/2011                                                                        5,000,000                5,772,900

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Niagara Falls, City School District, COP,

  High School Facility

   5.625%, 6/15/2013 (Insured; MBIA)                                                          2,045,000                2,465,268

Onondaga County Industrial

  Development Agency, PCR

   (Anheuser-Busch Co. Inc. Project)
   6.625%, 8/1/2006                                                                           4,000,000                4,566,320

Orange County Industrial Development Agency,

  Life Care Community Revenue

    (The Glen Arden Inc. Project):

         5.10%, 1/1/2004                                                                        425,000                  428,476

         5.20%, 1/1/2005                                                                        225,000                  229,275

         5.30%, 1/1/2006                                                                        250,000                  255,643

         5.35%, 1/1/2007                                                                        225,000                  230,213

Rensselaer Industrial Development Agency,

  IDR (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Fleet Trust Co.)                                                     2,000,000                2,381,860

Scotia Housing Authority, Revenue

  (Coburg Village, Inc. Project):

      5.30%, 7/1/2003                                                                           150,000  (e)              97,200

      5.30%, 1/1/2004                                                                           155,000  (e)             100,440

      5.35%, 7/1/2004                                                                           155,000  (e)             100,440

      5.35%, 1/1/2005                                                                           160,000  (e)             103,680

      5.40%, 7/1/2005                                                                           165,000  (e)             106,920

      5.40%, 1/1/2006                                                                           170,000  (e)             110,160

      5.45%, 7/1/2006                                                                           175,000  (e)             113,400

      5.45%, 1/1/2007                                                                           180,000  (e)             116,640

      5.50%, 7/1/2007                                                                           185,000  (e)             119,880

      5.50%, 1/1/2008                                                                           190,000  (e)             123,120

      5.55%, 7/1/2008                                                                           195,000  (e)             126,360

Suffolk County Industrial Development Agency:

  IDR (Nissequogue Cogen Partners Facility)

      4.875%, 1/1/2008                                                                        3,315,000                3,422,704

   Solid Waste Disposal Facility Revenue:

      9.53%, 10/1/2004 (Insured; AMBAC)                                                       4,270,000  (b,c)         4,749,649

      9.74%, 10/1/2005                                                                        4,590,000  (b,c)         5,480,047

Suffolk County Judicial Facilities Agency,

  Service Agreement Revenue

  (John P Cohalan Complex) 5%, 4/15/2016

   (Insured; AMBAC)                                                                           2,720,000                2,993,986


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Triborough Bridge and Tunnel Authority:

  General Purpose Revenue:

      5%, 11/15/2011                                                                          3,920,000                4,498,004

      5.25%, 11/15/2014                                                                       5,500,000                6,478,890

   Special Obligation 5.125%, 1/1/2015

      (Insured; MBIA) (Prerefunded 1/1/2014)                                                  3,000,000  (a)           3,513,540

United Nations Development Corp. (Senior Lien):

   5.30%, 7/1/2010                                                                            1,175,000                1,177,186

   5.30%, 7/1/2011                                                                              910,000                  911,511

Westchester County Industrial
   Development Agency, RRR:

      Equity (Westchester Resco Co. Project)
         5.50%, 7/1/2009                                                                      2,650,000                2,821,959

      (Resco Co. Project)
         5.50%, 7/1/2006 (Insured; AMBAC)                                                     2,850,000                2,998,913

      (Westchester Resco Co. Project)
         5.125%, 7/1/2006 (Insured; AMBAC)                                                    1,000,000                1,101,420

Yonkers, GO

   5.25%, 12/1/2015 (Insured; AMBAC)                                                          2,110,000                2,386,916

U.S. RELATED--5.3%

Children's Trust Fund of Puerto Rico,

  Tobacco Settlement Revenue Asset Backed Bonds:

      5.75%, 7/1/2012
         (Prerefunded 7/1/2010)                                                               2,000,000  (a)           2,414,620

      5.75%, 7/1/2013
         (Prerefunded 7/1/2010)                                                               3,000,000  (a)           3,621,930

Commonwealth of Puerto Rico:

   5.375%, 7/1/2005 (Escrowed To Maturity)                                                      175,000                  190,253

   5.375%, 7/1/2005                                                                           2,075,000                2,236,165

   Public Improvement
      5.50%, 7/1/2013 (Insured; FSA)                                                          2,500,000                3,017,425

Virgin Islands Public Finance Authority, Revenue

   Fund Loan Notes, Senior Lien 5.50%, 10/1/2004                                              3,000,000                3,153,360

Virgin Islands Water and Power Authority,

  Electric System:

      5.125%, 7/1/2004                                                                        1,455,000                1,507,904

      5.125%, 7/1/2011                                                                        4,230,000                4,620,260

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $352,900,010)                                                                                               381,023,488

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--1.6%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK;

New York City Municipal Water Finance

  Authority, Water and Sewer System, VRDN

   1.30% (Insured; FGIC)                                                                      4,400,000  (f)           4,400,000

Port Authority of New York and New Jersey,

  Special Obligation Revenue, VRDN

   (Versatile Structure Obligation) 1.30%                                                     2,000,000  (f)           2,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $6,400,000)                                                                                                   6,400,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS ($359,300,010)                                                                   99.4%             387,423,488

CASH AND RECEIVABLES (NET)                                                                           .6%               2,358,305

NET ASSETS                                                                                        100.0%             389,781,793


Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                          Company

FSA                       Financial Security Assurance

GO                        General Obligation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              45.7

AA                               Aa                              AA                                               32.5

A                                A                               A                                                10.0

BBB                              Baa                             BBB                                               5.5

F1                               MIG1/P1                         SP1/A1                                            1.7

Not Rated(h)                     Not Rated(h)                    Not Rated(h)                                      4.6

                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)   INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
      PERIODICALLY.

(C) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2003, THESE SECURITIES AMOUNTED TO $17,050,046 OR 4.4% OF NET ASSETS.

(D)   PURCHASED ON A DELAYED DELIVERY BASIS.

(E)   NON-INCOME PRODUCING SECURITY--INTEREST PAYMENTS IN DEFAULT.

(F) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(G) THE FUND DID NOT RECEIVE THE FULL AMOUNT OF THE INTEREST DUE AT THE LAST PAYMENT DATE.

(H) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           359,300,010   387,423,488

Cash                                                                    394,842

Interest receivable                                                   5,353,568

Receivable for investment securities sold                               188,471

Receivable for shares of Beneficial Interest subscribed                     608

Prepaid expenses                                                         12,779

                                                                    393,373,756
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           160,699

Payable for investment securities purchased                           2,816,875

Payable for shares of Beneficial Interest redeemed                      538,498

Accrued expenses                                                         75,891

                                                                      3,591,963
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      389,781,793
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     358,950,357

Accumulated undistributed investment income--net                         37,548

Accumulated net realized gain (loss) on investments                   2,670,410

Accumulated net unrealized appreciation
  (depreciation) on investments                                      28,123,478
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      389,781,793
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 20,314,395

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   19.19

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended May 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     17,932,460

EXPENSES:

Management fee--Note 3(a)                                            2,299,674

Distribution fees and prospectus--Note 3(b)                            960,435

Shareholder servicing costs--Note 3(b)                                 165,520

Shareholders' reports                                                   49,409

Professional fees                                                       45,292

Custodian fees                                                          41,658

Trustees' fees and expenses--Note 3(c)                                  39,732

Registration fees                                                       14,391

Loan commitment fees--Note 2                                             5,485

Miscellaneous                                                           31,821

TOTAL EXPENSES                                                       3,653,417

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (544,080)

NET EXPENSES                                                         3,109,337

INVESTMENT INCOME--NET                                              14,823,123
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              4,657,958

Net unrealized appreciation (depreciation) on investments           12,494,249

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              17,152,207

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                31,975,330

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                            ------------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         14,823,123            15,149,641

Net realized gain (loss) on investments         4,657,958             1,667,336

Net unrealized appreciation
   (depreciation) on investments               12,494,249             1,699,091

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   31,975,330            18,516,068
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (14,754,158)          (15,093,132)

Net realized gain on investments               (3,155,065)                   --

TOTAL DIVIDENDS                               (17,909,223)          (15,093,132)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  80,331,492            79,874,355

Dividends reinvested                           14,158,008            11,964,177

Cost of shares redeemed                       (92,394,019)          (65,201,970)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        2,095,481            26,636,562

TOTAL INCREASE (DECREASE) IN NET ASSETS        16,161,588            30,059,498
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           373,620,205           343,560,707

END OF PERIOD                                 389,781,793           373,620,205

Undistributed investment income--net               37,548                    --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,281,966             4,322,327

Shares issued for dividends reinvested            753,594               646,450

Shares redeemed                                (4,918,696)           (3,527,026)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     116,864             1,441,751

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                         Year Ended May 31,
                                                             -----------------------------------------------------------------------

                                                                 2003           2002(a)        2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            18.50          18.32          17.22         18.31         18.62

Investment Operations:

Investment income--net                                            .73(b)         .79(b)         .80           .81           .80

Net realized and unrealized

   gain (loss) on investments                                     .84            .18           1.10          (.97)         (.10)

Total from Investment Operations                                 1.57            .97           1.90          (.16)          .70

Distributions:

Dividends from investment
   income--net                                                   (.72)          (.79)          (.80)         (.81)         (.80)

Dividends from net realized
   gain on investments                                           (.16)            --           (.00)(c)      (.12)         (.21)

Total Distributions                                              (.88)          (.79)          (.80)         (.93)        (1.01)

Net asset value, end of period                                  19.19          18.50          18.32         17.22         18.31
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.69           5.37          11.21          (.89)         3.75
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                             .80            .80            .80           .80           .80

Ratio of net investment income
   to average net assets                                         3.87           4.27           4.43          4.53          4.28

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .15            .14            .15           .15           .14

Portfolio Turnover Rate                                         30.18          21.33          15.45         36.07         33.08
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                389,782        373,620        343,561       300,629       366,526

(A) AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PERMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.26% TO 4.27%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)   AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Intermediate Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interes income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $276,980, undistributed capital gains $2,537,828 and unrealized appreciation $28,062,708.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2003 and May 31, 2002, were as follows: tax exempt income $14,754,158 and $15,093,132, ordinary income $28,395 and $0 and long-term capital gains $3,126,670 and $0, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended May 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $31,417, increased accumulated net realized gain (loss) on investments by $14,596 and increased paid-in capital by $16,821. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken from June 1, 2002 to May 31, 2003 to reduce the management fee paid by the fund, to the extent that if the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $544,080 during the period ended May 31, 2003.


(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of .25 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended May 31, 2003, the fund was charged $960,435 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2003, the fund was charged $103,105 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act, receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2003, redemption fees charged and retained by the fund amounted to $10,330.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2003, amounted to $144,182,919 and $111,414,871, respectively.

At May 31, 2003, the cost of investments for federal income tax purposes was $359,360,780; accordingly, accumulated net unrealized appreciation on investments was $28,062,708, consisting of $30,767,104 gross unrealized appreciation and $2,704,396 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus New York Tax Exempt Intermediate Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Intermediate Bond Fund, including the statement of investments, as of May 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Intermediate Bond Fund at May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                        ERNST & YOUNG LLP


New York, New York

July 9, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2003:

--all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular federal income tax, and for individuals who are New York residents, New York state and New York city personal income taxes), and

--the fund hereby designates $.1538 per share as a long-term capital gain distribution of the $.1552 per share paid on December 6, 2002.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on January 21, 2003. The proposal considered at the meeting, and the results, are as follows:

                                                                                               Shares
                                                         --------------------------------------------------------------------------
                                                                       For                     Against                  Abstained
                                                         --------------------------------------------------------------------------

To amend the fund's Charter to
   permit the issuance of additional
   classes of shares                                            10,665,098                   1,757,391                    720,207


                                                                     The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*     Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*     The Muscular Dystrophy Association, Director

*     Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Directo

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David W. Burke (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*     Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*     John F. Kennedy Library Foundation, Director

*     U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Samuel Chase (71)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Gordon J. Davis (61)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*     Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP

*     Presidient, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*     Consolidated Edison, Inc., a utility company, Director

*     Phoenix Companies, Inc., a life insurance company, Director

*     Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26


Joni Evans (61)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*     Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Arnold S. Hiatt (76)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*     Chairman of The Stride Rite Charitable Foundation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*     Isabella Stewart Gardner Museum, Trustee

*     John Merck Fund, a charitable trust, Trustee

*     Business for Social Responsibility, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Burton N. Wallack (52)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus New York Tax Exempt Intermediate
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  705AR0503



ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  July 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  July 30, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  July 30, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.